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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): August 19, 1999


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of August 30, 1999, providing for the issuance of the CWABS, Inc., Countrywide Home Equity Loan Trust 1999-C Revolving Home Equity Loan Asset Backed Certificates, Series 1999-C).


                                  CWABS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                    333-84365                95-4596514
----------------------------         -----------          -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)



       4500 Park Granada
      Calabasas, California                                    91302
      ---------------------                                  ----------
      (Address of Principal                                  (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.

Filing of Certain Materials

     Pursuant to Rule 424(b)(2) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1999-C (the "Certificates").

     In connection with the offering of the Revolving Home Equity Loan Asset Backed Certificates, Series 1999-C, Greenwich Capital Markets, Inc. ("Greenwich Capital") and Countrywide Securities Corporation ("Countrywide", and together with Greenwich Capital, the "Underwriters"), as underwriters of the Certificates, have prepared certain materials ("Computational Materials") for distribution to their potential investors (the "Greenwich Capital Computational Materials" and the "Countrywide Computational Materials", respectively). Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans (the "Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials by Greenwich Capital or Countrywide. Concurrently with the filing hereof, pursuant to Rule 311(i) of Regulation S-T, the Company is filing the Greenwich Capital Computational Materials and the Countrywide Computational Materials by paper filing on Form SE.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Greenwich Capital Computational Materials are attached hereto as Exhibit 99.1 and the Countrywide Computational Materials are attached hereto as Exhibit 99.2.

_______
    * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 12, 1999 and the prospectus supplement dated August 19, 1999, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Certificates, Series 1999-C.



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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1        Greenwich Capital Computational Materials
         99.2        Countrywide Computational Materials




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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.



                                  By: /s/ David Walker
                                      -----------------------
                                      David Walker
                                      Vice President



Dated:  August 19, 1999


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Exhibit Index
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Exhibit                                                           Page
-------                                                           ----

99.1      Greenwich Capital Computational Materials                 8

99.2      Countrywide Computational Materials                       9



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                                 EXHIBIT 99.1

              Greenwich Capital Markets, Computational Materials

     In accordance with Rule 311(i) of Regulation S-T, the Greenwich Capital Markets, Computational Materials are being filed on paper pursuant to Form SE.



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                                 EXHIBIT 99.2

                      Countrywide Computational Materials

     In accordance with Rule 311(i) of Regulation S-T, the Countrywide Computational Materials are being filed on paper pursuant to Form SE.

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